SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005



                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                   22-1895668
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)


              100 Mill Plain Road, Danbury  Connecticut    06811
             -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (203) 791-3872
               --------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3  Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

     On September 13, 2005, 4net Software, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with RAM Capital Management Trust I ("RAM Capital"). Pursuant to the Agreement, the Company agreed to sell RAM Capital 200,000 restricted shares of the Company's common stock, $.00001 par value (the "Shares"), at a purchase price of $.15 per share. On September 26, 2005, the Company received RAM Capital's check in the amount of $30,000 as payment of the purchase price for the Shares pursuant to the Agreement. On September 30, 2005, the Company filed a current report on Form 8-K disclosing the sale of securities and a copy of the Agreement was attached thereto as
Exhibit 10.16.

     During the audit of the Company's financial statements for its annual report on Form 10-KSB, it was determined that the proper date for recording the sale of the Shares to RAM Capital was October 12, 2005. The reason for the change was the check provided by RAM Capital was initially not accepted for payment. The RAM Capital check cleared on October 12, 2005 and the Company recorded the stock sale on its books and records as closing on October 12, 2005. The purpose of this amendment is to amend the current report of Form 8-K filed by the Company on September 30, 2005, to reflect the proper closing date for the sale of the Shares pursuant to the Agreement.

     The Shares are restricted securities and were issued by the Company in a private transaction pursuant to Section 4(2) of the Securities Act of 1933.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits.

              Exhibit 10.16 to the current report of Form 8-K filed on September 30, 2005, the Stock Purchase Agreement, dated December 8, 2005, between Ridgefield Acquisition Corp. and RAM Capital Management Trust I is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 9, 2005

                                           Ridgefield Acquisition Corp.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President